ORINDA SKYVIEW MULTI-MANAGER HEDGED EQUITY FUND

Class C Shares (OHECX)

Supplement dated July 12,  2012 to the Prospectus, Summary Prospectus and Statement of Additional Information dated June 28, 2012

The Board of Trustees of Advisors Series Trust has approved closing Class C (OHECX) of the Orinda SkyView Multi-Manager Hedged Equity Fund (the “Fund”) and converting Class C shares to Class A shares.

Effective July 23, 2012, Class C shares will no longer be available for purchase.

After the close of business on August 31, 2012, the Fund will convert its Class C shares into Class A shares (OHEAX).  Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.  For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note that the Adviser will waive the 1.00% CDSC for any shares redeemed within twelve months of purchase and a redemption fee will not be charged.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of their Class C shares.  The conversion will not be considered a taxable event for federal income tax purposes.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares.  NOTE:  Any Class C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load on all future purchases.

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.